Exhibit 10.1
                           BUCKEYE TECHNOLOGIES INC.

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                 Amendment No. 1

        This Agreement, dated as of March 15, 2005 (this "Agreement"), is among Buckeye Technologies Inc., a Delaware corporation (the "Company"), its subsidiaries set forth on the signature pages hereto, Bank of America, N.A. (as successor to Fleet National Bank), as Administrative Agent for the lenders under the Credit Agreement referred to below, Citicorp North America, Inc. (as successor to Citibank, N.A.), as Syndication Agent, UBS Securities LLC, as Documentation Agent, and certain lenders under such Credit Agreement and certain additional lenders party hereto. The parties agree as follows:

         Recitals: (a) This Agreement amends the Amended and Restated Credit Agreement dated as of November 5, 2003 among the parties hereto and certain other lenders (as in effect immediately prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.

        (b) Pursuant to this Agreement, the Company will amend and restate its Existing Term Loan as a New Term Loan having identical terms with, and having the same rights and obligations under the Credit Documents as, the Existing Term Loan, except as such terms are amended hereby. This
Agreement also amends the Credit Agreement in various other respects as provided herein.

        (c) Each Existing Term Loan Lender who executes and delivers this Agreement shall be deemed, upon the Amendment No. 1 Effective Date, to have amended its Percentage Interest in the Existing Term Loan as a Percentage Interest in the New Term Loan representing the same principal amount as such Lender's Percentage Interest in the Existing Term Loan as set forth in the Register, and such Lender shall thereafter become a New Term Loan Lender.

        (d) Each Person who executes and delivers this Agreement as an Additional New Term Loan Lender will make a term loan to the Company in an amount equal to its Percentage Interest in the Additional New Term Loan on the Amendment No. 1 Effective Date, the proceeds of which will be used by the Company to refinance in full that portion of the Existing Term Loan held by Existing Term Loan Lenders, if any, that do not execute and deliver this Agreement, it being understood that an Additional New Term Loan
Lender may be an Existing Term Loan Lender prior to the Amendment No. 1 Effective Date.

        (e) The Company shall pay to each Existing Term Loan Lender all accrued and unpaid interest on its Percentage Interest in the Existing Term Loan to the Amendment No. 1 Effective Date on the Amendment No. 1 Effective Date to the extent provided herein.

        1. Amendments Relating to New Term Loan. Effective upon the Amendment No. 1 Effective Date as provided in Section 6 hereof, the Credit Agreement is amended as follows:

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                1.1.   Amendment of Recitals. The first sentence of the Recitals
         to the Credit Agreement is amended to read in its entirety as follows:

"Pursuant to this Agreement, which amends and restates the Prior Credit Agreement, the Lenders are extending to the Company a $70,000,000 revolving credit facility, which may be used for revolving loans or letters of credit and which includes a $15,000,000 swingline credit facility, and a $99,750,000 term loan facility, and may make available in their discretion as requested by the Company up to $50,000,000 in additional revolving credit loans or term loans pursuant to one or more incremental facilities."

                1.2. New Defined Terms in Section 1. Section 1 of the Credit Agreement is amended by inserting the following defined terms in alphabetical order therein:

         "Additional New Term Loan" means, collectively, the term loans made by the Additional New Term Loan Lenders on the Amendment No. 1 Effective Date.

         "Additional New Term Loan Lender" means each Lender holding a Commitment to advance its Percentage Interest in the Additional New Term Loan as set forth in the Register from time to time.

         "Amendment No. 1 Effective Date" means the date on which Amendment No. 1 to this Agreement becomes effective in accordance with its terms, which date is on or about March 15, 2005.

         "Existing Term Loan" means the Term Loan outstanding on the Amendment No. 1 Effective Date immediately prior to giving effect to Amendment No. 1 hereto, which Term Loan is in the outstanding principal amount of $99,750,000.

         "Existing Term Loan Lender" means each Lender holding a Percentage Interest in the Existing Term Loan as set forth in the Register from time to time.

         "New Term Loan Commitment" means the Commitment of each New Term Loan Lender to advance its Percentage Interest in the New Term Loan on the Amendment No. 1 Effective Date.

         "New Term Loan Lender" means each Lender holding a Percentage Interest in the New Term Loan as set forth in the Register from time to time.

         "New Term Loan" is defined in Section 2.4.1(c).

                1.3. Amendment of "Applicable Rate". The definition of "Applicable Rate" in Section 1 of the Credit Agreement is amended so that clauses (a)(iii) and (a)(iv) thereof read in their entirety as follows:

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                  "(iii) with respect to each portion of the Term Loan subject to a LIBOR Pricing Option, the sum of 2.00% plus the LIBOR Rate with respect to such LIBOR Pricing Option; and

                  (iv) with respect to each other portion of the Term Loan, the sum of 1.00% plus the Base Rate;"

                1.4. Amendment of "Final Revolving Maturity Date". The definition of "Final Revolving Maturity Date" in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

         ""Final Revolving Maturity Date" means March 15, 2008; provided, however, that if the Company 2008 Notes are refinanced with proceeds of one or more Incremental Term Loans or with Financing Debt having a maturity date after October 15, 2010, or are otherwise repaid in full, "Final Revolving Maturity Date" shall mean September 15, 2008."

                1.5. Amendment of "Final Term Loan Maturity Date". The definition of "Final Term Loan Maturity Date" in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

         ""Final Term Loan Maturity Date" means March 15, 2008; provided, however, that if the Company 2008 Notes are refinanced with proceeds of one or more Incremental Term Loans or with Financing Debt having a maturity date after October 15, 2010, or are otherwise repaid in full, "Final Term Loan Maturity Date" shall mean April 15, 2010."

                1.6. Amendment of "Term Loan". The definition of "Term Loan" in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

         ""Term Loan" means the Existing Term Loan prior to the Amendment No. 1 Effective Date and the New Term Loan from and after the Amendment No. 1 Effective Date."

                1.7. Amendment of Section 2.4.1. Section 2.4.1 of the Credit Agreement is amended to read in its entirety as follows:

                  "2.4.1. New Term Loan. Subject to all the terms and conditions of this Agreement and so long as no Default exists, on the Amendment No. 1 Effective Date:

                  (a) each Existing Term Loan Lender with a New Term Loan Commitment will, in accordance with its New Term Loan Commitment, severally amend and restate its Percentage Interest in the Existing Term Loan as a Percentage Interest in the New Term Loan representing the same principal amount as such Lender's Percentage Interest in the Existing Term Loan; and

                  (b) each Additional New Term Loan Lender, if any, will, in accordance with its Additional New Term Loan Commitment, lend its portion of the Additional New Term Loan to the Company; and

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                  (c) the aggregate principal amount of the loans amended and restated or made pursuant to subsections (a) and (b) above at any one time outstanding is referred to as the "New Term Loan."

         On the Amendment No. 1 Effective Date the Company shall refinance in full that portion of the Existing Term Loan held by Existing Term Loan Lenders that do not execute and deliver Amendment No. 1 hereto with proceeds of the Additional New Term Loan."

                1.8. Amendment of Section 2.5.4. Section 2.5.4 of the Credit Agreement is amended to read in its entirety as follows:

         "2.5.4. New Term Loan. Subject to Section 2.5.5, the Company will apply the proceeds of the New Term Loan solely to replace the Existing Term Loan."

                1.9. Amendment of Section 3.1. Section 3.1 of the Credit Agreement is amended by adding the following sentence at the end thereof:

"On the Amendment No. 1 Effective Date the Company shall pay to each Existing Term Loan Lender all accrued and unpaid interest on such Lender's Percentage Interest in the Existing Term Loan; provided, however, that the existing LIBOR Interest Periods for the Existing Term Loan shall continue with respect to the New Term Loan from and after the Amendment No. 1 Effective Date in accordance with its terms and shall accrue interest at the Applicable Rate in effect on and after the Amendment No. 1 Effective Date."

                1.10. Amendment of Section 4.2. Section 4.2 of the Credit Agreement is amended to read in its entirety as follows:

         "4.2. Scheduled Required Prepayments. The Company will pay to the Agent, for the account of the Lenders, as a prepayment of the Term Loan (a) on the last Banking Day of each March, June, September and December, beginning March 31, 2005 and ending on the latest such date occurring prior to the Final Term Loan Maturity Date, one quarter of 1% of the Term Loan outstanding as of the Amendment No. 1 Effective Date and (b) on the Final Term Loan Maturity Date, the then outstanding principal amount of the Term Loan, in each case as adjusted to the extent required by Sections 4.3 and 4.4."

                1.11. Deletion of Exhibit 11.1. Exhibit 11.1 is deleted and all references in the Credit Documents to "Exhibit 11.1" shall be changed to "the Register."

         2. Amendments With Respect to Operational Matters. Effective upon the Amendment No. 1 Effective Date as provided in Section 6 hereof, the
Credit Agreement is further amended as follows:

                2.1. Amendment of Section 1. Section 1 of the Credit Agreement is amended by adding the following new defined terms in alphabetical order therein:

         "B of A" means Bank of America, N.A.

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         ""Energy Hedge Agreements" means any futures contract, cap or collar contract or other contractual arrangement providing for protection against fluctuations in energy costs, either generally or under specific contingencies.

         "Incremental Facility" is defined in Section 2.6.1.

         "Incremental Loan" is defined in Section 2.6.2.

         "Incremental Note" is defined in Section 2.6.3.

         "Incremental Term Loan" is defined in Section 2.6.2.

         "USA Patriot Act" means the federal Uniting and Strengthening of America by Providing the Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Public Law 107-56, signed into law October 26, 2001)."

                2.2. Amendment of "Applicable Rate". The definition of "Applicable Rate" in
       Section 1 of the Credit Agreement is further amended by deleting the "and" at the end of clause (a)(iii), adding "and" at the end of clause
       (a)(iv) and adding immediately after clause (a)(iv) new clause (a)(v) to read in its entirety as follows:

                      "(v) with respect to any Incremental Facility, the rate
                  per annum agreed in writing by the Company and the Agent, on behalf of the Lenders extending such Incremental Facility;"

                2.3. Amendment of "Closing Date". The definition of "Closing Date" in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

       ""Closing Date" means the Initial Closing Date and each other date on which any extension of credit is made pursuant to Sections 2.1, 2.2, 2.3 or 2.6."

                2.4. Amendment of "Computation Covenants". The definition of "Computation Covenants" in Section 1 of the Credit Agreement is amended by adding the reference to Section "6.7.16" in numerical order therein.

                2.5. Amendment of "Consolidated EBITDA". The definition of "Consolidated EBITDA" in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

         ""Consolidated EBITDA" means, for any period, the total, without duplication, of (a) Consolidated Net Income minus (b) to the extent included in computing such Consolidated Net Income (i) any extraordinary and nonrecurring gains and (ii) noncash income items, plus (c) all amounts deducted in computing such Consolidated Net Income in respect of:

                  (i) depreciation and amortization;

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                  (ii) interest expense;

                  (iii) income tax expense;
                  (iv) the write down for impairment purposes of existing goodwill and noncash charges related to asset impairments;

                  (v) any extraordinary and nonrecurring losses;

                  (vi) noncash charges related to asset dispositions (provided, however, that the amount added in respect of such noncash charges shall not exceed $1,000,000);

                  (vii) restructuring costs incurred from January 1, 2005 through December 31, 2006 (provided, however, that the aggregate amount added in respect of such restructuring costs shall not exceed $12,000,000);

                  (viii) transaction fees and expenses incurred from January 1, 2005 through December 31, 2006 associated with the payment or prepayment of Indebtedness (provided, however, that the aggregate amount added in respect of such fees and expenses shall not exceed $5,000,000); and

                  (ix) costs in an aggregate amount not to exceed $12,000,000 after the Amendment No. 1 Effective Date on account of the temporary suspension of operations at the Company's Foley, Florida facility for extended maintenance."

                2.6.   Amendment of "Fleet".  The definition of "Fleet" in
         Section 1 of the Credit Agreement is amended to read in its entirety as follows:

         "Fleet" All references in the Credit Documents to "Fleet" shall, from and after the Amendment No. 1 Effective Date, be deemed to be references to "B of A."

                2.7. Amendment of "Hedge Agreement". The definition of "Hedge Agreement" in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

         ""Hedge Agreement" means, collectively, Currency Exchange Agreements, Interest Rate Protection Agreements and Energy Hedge Agreements."

                2.8. Amendment of "Letter of Credit Issuer". The definition of "Letter of Credit Issuer in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

       ""Letter of Credit Issuer" means, for any Letter of Credit, Fleet National Bank or B of A, or in the event Fleet National Bank or B of A do not for any reason issue a requested Letter of Credit, another Revolving Loan Lender who wishes to issue such Letter of Credit in accordance with
       Section 2.3 and who is reasonably acceptable to the Company."

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                2.9.   Amendment of "Loan".  The definition of "Loan" in Section
        1 of the Credit Agreement is amended to read in its entirety as follows:

         ""Loan" means, collectively, the Revolving Loan, the Swingline Loan, the Term Loan and the Incremental Loan."

                2.10.  Amendment of "Notes". The definition of "Notes" in
        Section 1 of the Credit Agreement is amended to read in its entirety as follows:

         ""Notes" means, collectively, the Revolving Notes, the Swingline Note, the Term Notes and the Incremental Notes."

                2.11. Amendment of "Syndication Agent". The definition of "Syndication Agent" is amended to read in its entirety as follows:

       ""Syndication Agent" means Citigroup North America, Inc.

                2.12.  Amendment of "Tranche". The definition of "Tranche" in
        Section 1 of the Credit Agreement is amended to read in its entirety as follows:

     ""Tranche" means each of the Revolving Loan, the Term Loan and any Incremental Loan, considered as a separate credit facility."

                2.13. Amendment of Section 2.3.1. Section 2.3.1 of the Credit Agreement is amended by deleting the last sentence thereof (which restricts Letter of Credit Exposure to a $10,000,000 sublimit of the Revolving Loan Commitments).

                2.14. Addition of Section 2.5.6. Section 2.5 of the Credit Agreement is amended by adding immediately after Section 2.5.5 new
        Section 2.5.6 to read in its entirety as follows:

                "2.5.6. Incremental Loan. The Company will apply the proceeds of any Incremental Loan to finance acquisitions permitted hereby, to refinance Indebtedness and for any working capital and other lawful corporate purposes of the Company and its Subsidiaries, including Capital Expenditures."

                2.15. Addition of Section 2.6. Section 2 of the Credit Agreement is amended by adding immediately following Section 2.5 new
         Section 2.6 to read in its entirety as follows:

         "2.6. Incremental Credit.

              2.6.1. Request for Incremental Facilities. Subject to all the terms of this Agreement and so long as no Default exists, from time to time on and after the Amendment No. 1 Effective Date and prior to (x) the Final Revolving Maturity Date, in the case of any revolving credit loan or (y) the Final Term Loan Maturity Date, in the case of any term loan, the Company may request, by written notice to the Agent, either
         (a) an increase to the Commitments for the Revolving Loan or Term Loan or (b) a separate new Tranche of credit hereunder (each, an

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         "Incremental Facility") in a specified aggregate amount of at least
         $10,000,000 in the case of a Revolving Loan Commitment increase, and $25,000,000 in the case of a Term Loan Commitment increase, that, when added to the sum of the then effective Incremental Facilities, does not exceed $50,000,000.

              2.6.2. Implementation of Incremental Facilities. The allocation between Tranches and the amortization schedule for each Incremental Facility shall be determined by the Company and the Agent at the time the Company requests such Incremental Facility from the Agent. In the event that the Incremental Facility will be a separate new Tranche of credit, the Company and the Agent shall determine the terms of such Tranche at the time the Company requests such Incremental Facility from the Agent; provided, however, that (a) if such new Tranche is a revolving credit facility, it must be on substantially the same terms as the Revolving Loan and (B) if such new Tranche is a term loan facility (an "Incremental Term Loan"), it must be on substantially the same terms as the Term Loan, except that the weighted average life to maturity may be longer than the Term Loan and the interest rate may not be more than 0.50% per annum higher than the Applicable Rate for the Term Loan. The aggregate principal amount of the loans outstanding from time to time under each such separate new Tranche shall be referred to as an "Incremental Loan." The Company and the Agent shall implement the foregoing terms of the Incremental Facility by executing an appropriate amendment to this Agreement, which amendment shall require only the consent of the Company, the Agent and the Lenders under such Incremental Facility.

              2.6.3. Incremental Notes. The Agent shall keep a record of each Incremental Loan and the Percentage Interests of the respective Lenders therein as part of the Register, which shall evidence such Incremental Loan. Each Incremental Loan shall be deemed owed to each Lender having a Commitment therein severally in accordance with such Lender's Percentage Interest therein, and all payments thereon shall be for the account of each Lender in accordance with its Percentage Interest therein. Upon request of any Lender, the Company's obligations to pay such Lender's Percentage Interest in any Incremental Loan shall be evidenced by a separate note of the Company in substantially the form of the Revolving Note or Term Note, as applicable (each, an "Incremental Note"), payable to such Lender in accordance with such Lender's Percentage Interest in the Incremental Loan."

                2.16. Amendment of Section 4.1. Section 4.1 of the Credit Agreement is amended by adding at the end thereof the following sentence:

         "The schedule for payments of each Incremental Facility shall be determined by agreement among the Company and the Lenders in such Incremental Facility at the time the Company requests such Incremental Facility."

                2.17. Addition of Section 5.3. Section 5 of the Credit Agreement is amended by adding immediately after Section 5.2.2 new
         Section 5.3 to read in its entirety as follows:

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         "5.3. Conditions to each Incremental Facility Closing Date. The obligations of the Lenders to make any extension of an Incremental Facility pursuant to Section 2.6 (to the extent the Lenders agreed to become so obligated) shall be subject to the satisfaction, on or before the Closing Date for such Incremental Facility, of the conditions set forth in this
     Section 5.3, as well as the further conditions of Section 5.2.

                  5.3.1 Incremental Notes. The Company shall have duly executed and delivered to the Agent the appropriate Incremental Note for each Lender having a Commitment therein who has requested delivery of an Incremental Note prior to such Closing Date.

                  5.3.2. Joinder Agreement. Any new Lenders participating in such Incremental Facility shall have executed and delivered a joinder agreement reasonably satisfactory to the Agent pursuant to which such new Lender agrees to become a party to and be bound by this Agreement.

                  5.3.3 General. All legal, corporate, limited liability company and limited partnership proceedings in connection with the transactions contemplated by this Agreement shall be in form and substance reasonably satisfactory to the Agent and the Agent shall have received copies of all documents, including certificates, records of corporate, limited liability company, limited partnership or other proceedings and opinions of counsel, which the Agent may have reasonably requested in connection with such Incremental Facility, such documents where appropriate, to be certified by proper corporate, limited liability company, limited partnership or governmental authorities. All other conditions as may be determined by the Agent and set forth in the written commitments with respect to such Incremental Facility, including the payment of any syndication or closing fees which are so set forth, shall be reasonably satisfactory in form and substance to the Agent."

                2.18. Amendment of Section 6.6.7. Section 6.6.7 of the Credit Agreement is amended to read in its entirety as follows:

                  "6.6.7. To the extent permitted by Section 6.7.8, Indebtedness in respect of Capitalized Lease Obligations or secured by purchase money security interests; provided, however, that the aggregate principal amount of all Indebtedness permitted by this Section 6.6.7 and by Section 6.6.18 at any one time outstanding shall not exceed $60,000,000; and provided, further, that at any time when the Reference Leverage Ratio is greater than 3.50, the aggregate principal amount of all Indebtedness with respect to Capitalized Lease Obligations permitted by this Section 6.6.7 at any one time outstanding shall not exceed $10,000,000."

                2.19. Amendment of Section 6.6.12. Section 6.6.12 of the Credit Agreement is amended so that the first proviso thereto reads in its entirety as follows:

         "; provided, however, that the Company 2008 Notes and the Company 2010 Notes may only be refinanced through the issuance of Incremental Term Loans, senior subordinated notes on market terms or other notes on terms to be agreed among the Company and the Required Lenders (it being

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         understood that this Section 6.6.12 does not prohibit the repayment of such Indebtedness from cash on hand or advances under the Revolving
         Loan);".

                2.20. Amendment of Section 6.6.18. Section 6.6.18 of the Credit Agreement is amended to read in its entirety as follows:

                  "6.6.18. Indebtedness of the Company in respect of industrial development bonds or other special purpose financing for environmental Capital Expenditures at its manufacturing facilities; provided, however, that the aggregate principal amount of all Indebtedness permitted by this Section 6.6.18 and by Section 6.6.7 at any time outstanding (without duplication, including without duplication of any Letter of Credit and underlying Indebtedness covered by such Letter of Credit) shall not exceed $60,000,000."

                2.21. Amendment of Section 6.6.19. Section 6.6.19 of the Credit Agreement is amended to read in its entirety as follows:

                  "6.6.19. Indebtedness (other than Financing Debt) in addition to the Indebtedness permitted by the other provisions of this Section 6.6; provided, however, that the aggregate amount of all such Indebtedness permitted by this Section 6.6.19 at any one time outstanding shall not exceed $15,000,000; and provided, further, that no Indebtedness shall be permitted by this Section 6.6.19 at any time when the Reference Leverage Ratio is greater than 4.50."

                2.22. Addition of Section 6.7.16. Section 6.7 of the Credit Agreement is amended by adding immediately following Section 6.7.15 new
         Section 6.7.16 to read in its entirety as follows:

                  "6.7.16. Other Liens securing obligations not in excess of $15,000,000 at any one time outstanding."

                2.23. Amendment of Section 6.9.3. Section 6.9.3 of the Credit Agreement is amended to delete the words "of the Company 2008 Notes" therein.

                2.24. Amendment of Section 6.13.2. Section 6.13.2 of the Credit Agreement is amended to read in its entirety as follows:

                  "6.13.2. Notwithstanding Section 6.13.1, the Company and any of its domestic Subsidiaries may make voluntary prepayments of principal of or interest on, or make voluntary redemptions or repurchases of, the Company 2008 Notes and the Company 2010 Notes, in each case to the extent permitted by the terms of all Approved Public Debt, at any time when no Event of Default exists immediately before and after giving effect thereto and if after giving effect thereto the Reference Leverage Ratio is less than 3.50; provided, however, that at any time when the Reference Leverage Ratio is greater than or equal to
         3.50 the Company and its domestic Subsidiaries may make voluntary

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         prepayments of principal of or interest on, or make voluntary redemptions or repurchases of, the Company 2008 Notes and the Company 2010 Notes in an aggregate amount not exceeding $40,000,000 since the Amendment No. 1 Effective Date; provided, further, that if the Reference Leverage Ratio decreases below 3.50 and then subsequently becomes greater than or equal to 3.50, such voluntary prepayment amount in respect of the Company 2008 Notes and the Company 2010 Notes shall not exceed the greater of (a) $40,000,000 in the aggregate since the Amendment No. 1 Effective Date or (b) the aggregate amount of such prepayments made at a time when the Reference Leverage Ratio was less than or equal to 3.50. Notwithstanding the foregoing in this Section 6.13.2, neither the Company nor any of its domestic Subsidiaries shall make voluntary prepayments of principal of or interest on, or make voluntary redemptions or repurchases of, the Company 2008 Notes and the Company 2010 Notes at any time when the Reference Leverage Ratio is greater than 4.50; provided, however, that if, at any time when the Reference Leverage Ratio is greater than 4.50, the amount outstanding under the Revolving Loan does not exceed $10,000,000, the Company and its domestic Subsidiaries may make voluntary prepayment of principal of or interest on, or make voluntary redemptions or repurchases of, the Company 2008 Notes and the Company 2010 Notes in an aggregate amount not to exceed $20,000,000 since the Amendment No. 1 Effective Date; provided, further, that if the Reference Leverage Ratio decreases below
         4.50 and then subsequently becomes greater than or equal to 4.50, such voluntary prepayment amount shall not exceed the greater of (i) $20,000,000 in the aggregate since the Amendment No. 1 Effective Date or (ii) the aggregate amount of such voluntary prepayments made at a time when the Reference Leverage Ratio was less than or equal to 4.50. In making the prepayments provided above in this Section 6.13.2, no prepayments of the Company 2010 Notes may be made while any of the Company 2008 Notes are outstanding."

                2.25. Amendment of Section 16. Section 16 of the Credit Agreement is amended to add immediately following Section 16.6 new
         Section 16.7 to read in its entirety as follows:

   "16.7. USA Patriot Act Notice. Each Lender hereby notifies the Company that, pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Company, which information includes the name and address of the Company and other information that will allow such Lender to identify the Company in accordance with the USA Patriot Act, and the Company agrees to provide such information from time to time upon the reasonable request of such Lender."

                2.26. Assumption of Agent Duties. The Company and the Lenders hereby waive the 60 day notice period required under Section 11.6 of the Credit Agreement and confirm that BofA has assumed all of the obligations of Fleet under the Credit Documents and will be the successor Agent from and after the Amendment No. 1 Effective Date.

          3. Amendments with Respect to Other Matters. Effective upon the Amendment No. 1 Effective Date as provided in Section 5 hereof, the Credit Agreement is further amended as follows:

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                3.1.     Amendment of Section 3.6.  Section 3.6 of the Credit
         Agreement is amended to read in its entirety as follows:

         "3.6. Letter of Credit Fees. The Company will pay to the Agent for the account of each of the Lenders, in accordance with the Lenders' respective Percentage Interests in the Revolving Loan, the following Letter of Credit fees:

                  (a) on each Payment Date, a standby Letter of Credit fee equal to interest at a per annum rate equal to the Applicable Margin with respect to a LIBOR Pricing Option, as from time to time in effect, on the average daily Letter of Credit Exposure attributable to standby Letters of Credit during the three-month period or portion thereof ending on such Payment Date; and

                  (b) on each issuance date, 0.40% on the face amount of each commercial Letter of Credit.

     In addition, the Company will pay to the Letter of Credit Issuer for its own account:

                  (i) a fronting fee equal to 0.250% of the face amount of each standby Letter of Credit upon the issuance thereof,

                  (ii) an issuance fee equal to the greater of 0.125% of the face amount of each commercial Letter of Credit or $125, in each case upon the issuance thereof,

                  (iii) with respect to all Letters of Credit, other customary service charges and expenses for its services in connection with the Letters of Credit at the times and in the amounts from time to time in effect in accordance with its general rate structure, including fees and expenses relating to amendment, negotiation, cancellation and similar operations."

                3.2. Amendment of Section 15.1. Section 15.1 of the Credit Agreement is amended by replacing the phrase "the Lenders" in clause
         (c)(iii) thereof with "such Lender".

    4. Representations and Warranties. Each of the Company and the Guarantors jointly and severally represents and warrants as follows:

                4.1. Legal Existence, Organization. Each of the Company and the Guarantors is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization, with all power and authority, corporate, limited liability company, limited partnership or otherwise, necessary (a) to enter into and perform this Agreement and the Amended Credit Agreement and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Company and the Guarantors has taken all corporate, limited liability company, limited partnership or other action required to make the provisions of this Agreement and the Amended Credit Agreement the valid and enforceable obligations they purport to be.

                4.2. Enforceability. Each of the Company and the Guarantors has duly authorized, executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of each of the Company and the Guarantors and is enforceable against the Company and the Guarantors in accordance with its terms.

                4.3. No Legal Obstacle to Agreements. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to or contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

                (a) any breach or termination of any agreement, instrument, deed or lease to which the Company or any of its Subsidiaries is a party or by which it is bound, or of the Charter or By-laws of the Company or any of its Subsidiaries;

                (b) the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company or any of its Subsidiaries;

                (c) the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Credit Security which secure the Credit Obligations) upon any of the assets of the Company or any of its Subsidiaries; or

                (d) any redemption, retirement or other repurchase obligation of the Company or any of its Subsidiaries under any Charter, By-law, agreement, instrument, deed or lease.

         No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

                4.4. Defaults. Immediately before and after giving effect to the amendments set forth in Sections 1, 2 and 3 hereof, no Default will exist.

                4.5. Incorporation of Representations and Warranties. The representations and warranties set forth in Section 7 of the Amended Credit Agreement are true and correct in all material respects on the date hereof as if originally made on and as of the date hereof (except as to any representation or warranty which refers to a specific earlier date).

        5. Conditions. In order for this Agreement and the respective amendments contained herein to be effective as provided in Section 6 hereof, each of the conditions set forth in this Section 5 shall have been fulfilled to the satisfaction of the Agent.

                5.1. Notes. The Company shall have duly authorized, executed and delivered to the Agent New Term Loan Notes for each Lender who has requested delivery of a New Term Loan Note prior to the Amendment No. 1 Effective Date.

                5.2. Payment of Fees. The Company shall have paid to the Agent, the Joint Lead Arrangers, the Co-Arranger, the Syndication Agent and the Documentation Agent (a) the fees separately agreed between the Company and the Agent, the Joint Lead Arrangers, the Co-Arranger, the Syndication Agent and the Documentation Agent that are due and payable on or before the Amendment No. 1 Effective Date and (b) the reasonable fees and disbursements of the Agent's special counsel for which statements have been rendered on or prior to the Amendment No. 1 Effective Date.

                5.3. Officer's Certificate. The representations and warranties of the Company and its Subsidiaries set forth or incorporated by reference herein shall be true and correct in all material respects as of the Amendment No. 1 Effective Date (except as to any representation or warranty referring to a specific earlier date); no Default shall have occurred and be continuing on the Amendment No. 1 Effective Date; and the Agent shall have received a certificate to these effects signed by a Financial Officer in the event the Amendment No. 1 Effective Date occurs after the date hereof.

                5.4. Voluntary Prepayment Notice. The Company shall have provided written notice to the Agent in accordance with Section 4.4 of the Credit Agreement with respect to the voluntary prepayment on the Amendment No. 1 Effective Date of the Existing Term Loan.

                5.5. Proper Proceedings. This Agreement, each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary proceedings of each Obligor and any of their respective Affiliates party thereto. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person with respect to any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect. The Agent shall have received copies of all documents, including certificates, records of corporate, limited liability company, limited partnership or other proceedings, which the Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate, limited liability company, limited partnership or governmental authorities.

        6. Effectiveness of Amendments. The effectiveness of the respective amendments contained herein shall be subject to the satisfaction of the conditions contained in Section 5 hereof as provided therein, as well as, in the case of a particular section indicated below, the specific requirement applicable to such section:

                (a) the amendments contained in Section 1 hereof shall have been approved by each Lender directly affected thereby;

                (b) the amendments contained in Section 2 hereof shall have been approved by the Required Lenders;

                (c) the amendments contained in Section 3.1 hereof shall have been approved by 100% of the Revolving Lenders; and

                (d) the amendments contained in Section 3.2 hereof shall have been approved by Existing Term Loan Lenders party hereto and 100% of the Revolving Lenders.

        7. Certain Calculations. Amounts in respect of interest, Letter of Credit fees and other amounts payable under the Amended Credit Agreement shall be payable in accordance with the terms of the Credit Agreement as in effect prior to giving effect to the amendments provided in Sections 1, 2 and 3 hereof for periods prior to the Amendment No. 1 Effective Date and in accordance with the Amended Credit Agreement for periods from and after the Amendment No. 1 Effective Date.

        8. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                         BUCKEYE TECHNOLOGIES INC.
                         BUCKEYE FLORIDA CORPORATION
                         BUCKEYE LUMBERTON INC.
                         BKI FINANCE CORPORATION
                         BKI INTERNATIONAL INC.

                         By: /S/ KRISTOPHER J. MUTULA
                             ------------------------
                             As an authorized officer of each of the
                             foregoing corporations

                         BUCKEYE FLORIDA, LIMITED PARTNERSHIP
                         By Buckeye Florida Corporation, general partner

                         By: /S/ KRISTOPHER J. MUTULA
                             ------------------------
                         Title:

                         BUCKEYE  MT. HOLLY LLC
                         By Buckeye Lumberton Inc., manager

                         By: /S/ KRISTOPHER J. MUTULA
                             ------------------------
                         Title:

                         BKI ASSET MANAGEMENT CORPORATION
                         BKI HOLDING CORPORATION

                        By: /S/ LISA OAKES
                            -------------------
                        Title:

                        BKI LENDING INC.

                        By: /S/ DORIS J. KRICK
                            --------------------
                        Title:


                        BUCKEYE TECHNOLOGIES CANADA INC.

                        By: /S/ JANICE C. GEORGE
                            --------------------
                        Title:

                          BFOL 2 INC.

                          By: /S/ KRISTOPHER J. MATULA
                              ------------------------
                          Title:

                          BFC 2 INC.


                          By: /S/ KRISTOPHER J. MATULA
                              ------------------------
                          Title:

                          BFC 3 LLC
                          By: BFOL 2 Inc., its manager

                          By: /S/ KRISTOPHER J. MATULA
                              -------------------------
                          Title:

                          BFOL 3 LLC
                          By: BFC 2 Inc., its manager


                          By: /S/ KRISTOPHER J. MATULA
                              ------------------------
                          Title:


                          MERFIN SYSTEMS INC.


                          By: /S/ KRISTOPHER J. MATULA
                              ------------------------
                          Title:

                           BANK OF AMERICA, N.A.

                           By /S/ THOMAS W. BRANYAN
                              ---------------------
                           Title:



                           100 Federal Street
                           Boston, Massachusetts 02110
                           Telecopy: (617) 434-4929

                          CITICORP NORTH AMERICA, INC.

                          By /S/ SUZANNE CRYVIES
                             -------------------
                          Title:



                          390 Greenwich Street - 1st Floor
                          New York, NY  10013

                          UBS LOAN FINANCE LLC

                          By /S/ WILFRED V. SAINT
                          Title:



                          677 Washington Blvd.
                          Stamford, CT  06901

                           AMERICAN AgCREDIT, PCA


                           By SIGNED
                              ----------------------
                           Title:



                           Address: